UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2015

Commission file number: 001-13337

STONERIDGE, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1598949
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

9400 East Market Street, Warren, Ohio	44484
(Address of principal executive offices)	(Zip Code)

(330) 856-2443

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On July 30, 2015, Stoneridge, Inc. (the “Company”) issued a press release announcing its results for the second quarter ended June 30, 2015.  A copy of the press release is attached hereto as Exhibit 99.1. On July 30, 2015, members of the Company’s management held a second quarter 2015 earnings conference call discussing the Company’s financial results and the presentation furnished herewith as Exhibit 99.2, accompanied management’s comments.

The press release contains certain non-GAAP financial measures including (i) Adjusted Electronics Segment Sales (“Adjusted Sales”), (ii) Adjusted Net Income Attributable to Stoneridge, Inc. (“Adjusted Net Income”), (iii) Adjusted Earnings per Share from Continuing Operations Attributable to Stoneridge, Inc. (“Adjusted EPS”) and (iv) Adjusted EBITDA from Continuing Operations (“Adjusted EBITDA”). Management believes that presentation of the non-GAAP financial measures used in the press release are useful to both management and investors in their analysis of the Company’s financial position, results of operations and expected results of operations because the Adjusted Sales, Adjusted Net Income and Adjusted EPS facilitates a period to period comparison of operating results by excluding unusual items in the second quarter of 2015. These items relate to the impact of foreign currency translation on sales, post-disposition sales to the Company’s former Wiring business acquired by Motherson and the goodwill impairment charge related to the Company’s PST segment in the second quarter of 2014. Adjusted EBITDA represents the sum of net operating income, depreciation, amortization, certain purchase accounting costs, unusual items and an adjustment for discontinued operations. These non-GAAP measures, however, should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies. Adjusted Sales, Adjusted Net Income, Adjusted EPS and Adjusted EBITDA should not be considered a substitute for sales, net income (loss) or earnings (loss) per share prepared in accordance with GAAP.

ITEM 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 above is hereby incorporated herein by reference.

The information in this report, including the press release and presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press release dated July 30, 2015, announcing results for the second quarter ended June 30, 2015.

99.2	Second quarter 2015 conference call presentation dated July 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: July 30, 2015	/s/ George E. Strickler
George E. Strickler, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Exhibit Index

99.1	Press release dated July 30, 2015, announcing results for the second quarter ended June 30, 2015.

99.2	Second quarter 2015 conference call presentation dated July 30, 2015.